SUPPLEMENT TO THE PROSPECTUS OF
FIDELITY RETIREMENT RESERVES
ISSUED BY FIDELITY INVESTMENTS
LIFE INSURANCE COMPANY ("FILI")

DATED APRIL 30, 2011

Effective June 30, 2011, the following language replaces the second sentence in the "Annuity Date" section:

For a Qualified Contact, you may request that we allow the Annuity Date to be as late as the first day of the calendar month following the Annuitant's 90th birthday. For a Non-Qualified Contract, subject to state approval, you may request that we allow the Annuity Date to be as late as the first day of the calendar month following the Annuitant's 95th birthday.

NRR-0611
1.913563.102 June 30, 2011